SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 3, 2017

MICROCHANNEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-146404	98-0539775
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 NW 19th Suite 302

Ft. Lauderdale, FL 33311

(Address of principal executive offices)

(954) 551-7701

(Registrant's Telephone Number)

4(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2017, Honarable Escobar, of the State Court in the State of Nevada apoointed Custodial Management LLC, custody of the Registrant.   On October 3, 2017, Custodial Management LLC removed Mr. David Gamache and Jeet Sidhu from their positions as officers and/or directors of the Company, and appointed of Mr. Garry McHenrys as Chief Executive Officer and as sole member of the Board of the Company.

Garry McHenry, started his career in the telecommunications field in 1991 with Protel, a leading manufacturing of public Payphones, where he helped develop one of the first fixed wireless public pay phones. His background in the field is extensive and broad in scope running the gamut from technology, as Manager of Engineering of Wireless Payphones with Technology Service Group, which was one of the leading suppliers to Bell South, to network operations, as Manager of South Eastern Sales with companies such as U.S. Long Distance, LCI and Qwest Communications, to international operations as Manager of International Sales for American International Telephone where he was responsible for the Nortel switching equipment line of products.  His last project before joining Digital Utilities was working with one of the premier cellular companies in the Caribbean building an International switching gateway for their network in Miami, Florida. Garry is a graduate of the Rochester Institute of Technology

Involvement in Certain Legal Proceedings

During the past five years no director or executive officer of the company (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

Family Relationships

Mr. McHenry has no family relationship with any of the previous officers or directors of the Company. Mr. McHenry has no direct or indict financial interest in Custodial Management LLC, the entity holding custody of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MicroChannel Technologies Corporation

Date:	October 3, 2017	By:	/s/Garry McHenry
		Name:	Garry McHenry
		Title:	Chief Executive Officer